SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): September 8, 2003

                               Simtek Corporation
             (Exact name of registrant as specified in its charter)


                                    Colorado
                 (State or Other Jurisdiction of Incorporation)


                                     0-19027
                            (Commission File Number)


                                   84-1057605
                     (I.R.S. Employer Identification Number)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
              (Address and zip code of principal executive offices)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)

Item 5. Other Information.
--------------------------

The registrant issued a press release dated September 8, 2003 which is being filed herewith as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.
------------------------------------------

        (c)    Exhibits:

               Exhibit Number            Description
               --------------            -----------

                   99.1 Press release dated September 8, 2003 - Simtek Moves to Sampling Stage for 1 MegaBit nvSRAM Initial Product Offering




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               Simtek Corporation


September 8, 2003              By:   /s/Douglas Mitchell
                                   --------------------------------------------
                                     Douglas Mitchell
                                     Chief Executive Officer, President and
                                     Chief Financial Officer (acting)

                                  EXHIBIT INDEX



Exhibit Number               Description
--------------               -----------

    99.1 Press release dated September 8, 2003 - Simtek Moves to Sampling Stage for 1 MegaBit nvSRAM Initial Product Offering





























                                       3